SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Ranger advertisement published in the New York Times, dated as of August 20, 2001	Item 1

Revised content of http://www.rangergov.com	Item 2

Contents of Items 1-2

Press Releases

  Proxy Monitor Recommends That Computer Associates Shareholders Vote for the Ranger Governance Nominees – 8.17.01
  Calpers Supports the Ranger Governance Slate of Nominees – 8.16.01
  Ranger Governance, Ltd. Announces Supplement to Proxy Solicitation to Replace Computer Associates Board Chair and Three Directors – 8.16.01
  Ranger Governance Mails Video to Computer Associates Shareholders – 8.9.01
  Statement of Ranger Governance – 8.1.01
  Ranger Governance Outlines Plan for Computer Associates – 8.1.01
  Ranger Governance Announces Investor Conference Call to Outline Its Plan for Computer Associates – 8.1.01
  Ranger Governance Mails Proxy Statement to Computer Associates Shareholders –7.30.01
  Ranger Responds to Computer Associates' First Quarter Financial Results – 7.23.01
  Ranger Governance Responds to Computer Associates' Letter to Shareholders – 7.19.01
  Ranger Governance Publishes Open Letter to Computer Associates Customers – 7.9.01
  Ranger Governance Adds Two Nominees – 6.29.01
  Computer Associates' Return to Shareholders is Dead Last Among Competitors," Wyly Tells Investors, Analysts – 6.26.01
  Sam Wyly Calls Computer Associates' Top Managers "Arrogant" for Ignoring Majority of Shareholders – 6.25.01
  In Open Letter to Computer Associates Employees, Sam Wyly Outlines Benefits of Ranger Governance Plan – 6.22.01
  Sam Wyly Cites Computer Associates' Chronic Abuse of Customers and Employees as Motivation for Proxy Battle in Personal Letter to Company President and CEO Sanjay Kumar – 6.21.01

Advertisements

The following advertisements regarding the proxy contest have appeared in various newspapers including The Wall Street Journal, The New York Times and The Orlando Sentinel.

Ranger Governance Announces...	..Problems of Computer Associates...

Still Smilling Version2	Integrity. Innovation. Accountability.

When is it OK to lose $342,000,000?	A Slate of Proven Leaders

An Open Letter To Computer Associates’ Customers	Why are these men smiling?

Why are these men suing?